AMENDMENT AGREEMENT NO. 4

                                 to that certain

                           REVOLVING CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 4 (the "Amendment"), dated as of March 27, 1998, is among National Auto Finance Company, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions party thereto (collectively the "Banks"), and BankBoston, N.A. as agent (the "Agent") for itself and the other Banks.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of September 29, 1997 (as amended by Amendment No. 1, dated as of October 1, 1997, an Amendment No. 2, dated as of December 19, 1997, and an Amendment No. 3, dated as of March 19, 1998, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower; and

         WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SS.1.      DEFINED  TERMS.  Capitalized  terms  which  are used  herein
                    --------------
without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SS.2.      AMENDMENT OF CREDIT AGREEMENT.  The Credit Agreement is
                    -----------------------------
hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (i) the definition of Senior Subordinated Debt
                  Documents set forth in such ss.1.1 is amended and restated in its entirety to read as follows:

                           Senior Subordinated Debt Documents. The Securities Purchase Agreement, the SFHY Securities Purchase Agreement and the Senior Subordinated Notes.

                           (ii) the definition of Senior Subordinated Notes set
                  forth in such ss.1.1 is amended and restated in its entirety to read as follows:
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                           Senior Subordinated Notes. Collectively, (a) the
                           notes in the aggregate principal amount of $40,000,000 issued pursuant to the Securities Purchase Agreement and (b) the notes in the aggregate principal amount of $20,000,000 issued pursuant to the SFHY Securities Purchase Agreement.

                           (iii) the definition of Subordination Agreements set
                  forth in such ss.1.1 is amended and restated in its entirety to read as follows:

                           Subordination Agreements. Collectively, (a) Article 12 of the Securities Purchase Agreement and the definitions and provisions applicable to such Article 12 contained therein, (b) Article 12 of the SFHY Securities Purchase Agreement and the definitions and provisions applicable to such Article 12 contained therein, and (c) the Junior Subordination Agreement, dated as of March 27, 1998, among the Agent, the holders of the Senior Subordinated Notes, the holders of the Junior Subordinated Debt Documents and the Borrower, each in form and substance satisfactory to the Banks and the Agent.

                           (iv) Section 1.1 is further amended by adding the
following new definition:

                           SFHY Securities Purchase Agreement. The Securities Purchase Agreement, dated as of March 27, 1998, by and between the Borrower and The Structured Finance High Yield Fund, LLC.

                  (b) Section 8.5.2 of the Credit Agreement is amended by inserting before the period at the end of clause (iii)(B) thereof the following text "and Article 12 of the SFHY Securities Purchase Agreement":

                  (c) Section 9 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  9.9 LEVERAGE RATIO. In the event that the Borrower incurs "Senior Indebtedness" (as defined in the Securities Purchase Agreement) in excess of the Indebtedness permitted by clause
                  (iv) of Section 10.6(a) of the Securities Purchase Agreement
                  or "Senior Indebtedness" (as defined in the SFHY Securities Purchase Agreement) in excess of the Indebtedness or permitted by clause (iv) of ss.10.6(a) of the SFHY Securities Purchase Agreement (collectively, the "Additional Senior Indebtedness") in addition to any Indebtedness that is pari passu with the Indebtedness incurred under the Senior Subordinated Notes, the Borrower will not permit, immediately after giving effect to the Additional Senior Indebtedness, the ratio of Total Indebtedness to Consolidated Tangible Net Worth to exceed 4.5:1.0.
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                  (d) Section 12.1 of the Credit Agreement is further amended by
         (i) deleting the word "or" at the end of clause (w) in such ss.12.1,
         (ii) inserting the word "or" at the end of clause (x) in such ss.12.1 and (iii) adding the following new clause (y) to such ss.12.1:

                           (y) a "Blockage Notice" as defined in Section 12.3(b) of the SFHY Securities Purchase Agreement shall be given by a holder of Senior Indebtedness (as defined therein) other than the Agent;

         SS.3. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWER. The Borrower
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hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

         SS.4.  REPRESENTATIONS  AND  WARRANTIES. The Borrower hereby represents
                --------------------------------
and warrants to the Banks as follows:

                  (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by the Borrower of its obligations and agreements under the Amendment Documents and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower, have been authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

                  (b) The Amendment Documents and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Credit Agreement as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.
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                  (d) The representations and warranties contained in ss.6 of the Credit Agreement were correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent such representations and warranties relate expressly to an earlier date, such representations and warranties also are correct at and as of the date hereof; provided, however, the Agent and the Banks acknowledge that the application of FAS 125 and its effects on securitization assets, including the Borrower's assets, and the use of "gain-on-sale" accounting, in general, are presently under review by the Borrower's accountants and the accounting profession as a whole. The Agent and the Banks further acknowledge that any change in the interpretation or application of FAS 125 to the gain-on-sale accounting policies utilized by the Borrower and the assumptions underlying those policies may affect the financial condition and operating results of the Borrower for 1997 and in the future.

                  (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SS.5.      EFFECTIVENESS.  The  effectiveness  of this Amendment shall
                    -------------
be subject to the satisfaction of the following conditions:

                  (a) Delivery. Each of the Borrower and the Banks shall have executed and delivered this Amendment.

                  (b) Senior Subordinated Debt Arrangements. The transactions contemplated by the SFHY Securities Purchase Agreement shall have been consummated (which Agreement shall be in form and substance satisfactory to the Agent and the Banks).

                  (c) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment, the transactions contemplated by the Securities Purchase Agreement and all documents incident thereto shall be reasonably satisfactory in substance and form to the Banks, the Agent and the Agents' Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         SS.6 ACKNOWLEDGMENT OF SUBORDINATED DEBT. The Banks hereby acknowledge
              -----------------------------------
that the Indebtedness evidenced by the SFHY Securities Purchase Agreement and the Senior Subordinated Notes issued thereunder as in effect on the date hereof shall be "Subordinated Debt".

         SS.7. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly
               ------------------------
provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the

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parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Pursuant to ss.15 of the Credit Agreement, the Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        NATIONAL AUTO FINANCE COMPANY,
                                        INC.


                                        By:____________________________________
                                                 Title:


                                        BANKBOSTON, N.A.,
                                           individually and as Agent


                                        By:____________________________________
                                                 Title: